News Release

FOR IMMEDIATE RELEASE	Contact:	Alan D. Eskow
Senior Executive Vice President and
Chief Financial Officer
973-305-4003

VALLEY NATIONAL BANCORP ANNOUNCES PRICING OF ITS SUBORDINATED NOTES AND PREFERRED STOCK

Wayne, NJ – June 16, 2015 — Valley National Bancorp (“Valley”) (NYSE: VLY) today announced that it priced $100 million of its Subordinated Debentures due June 30, 2025 (the “Notes”) and 4,600,000 shares of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”). The Notes have a fixed interest rate of 4.55% per annum, payable semi-annually, a 10 year term and were issued at a discount of 0.042% to par. The Preferred Stock will be issued at a public offering price of $25.00 per share. Dividends on the Preferred Stock will accrue and be payable quarterly in arrears, at a fixed rate per annum equal to 6.25% from the original issue date to, but excluding, June 30, 2025, and thereafter at a floating rate per annum equal to three-month LIBOR plus a spread of 3.85%.

Valley intends to use the net proceeds from these offerings for general corporate purposes, potential strategic acquisitions and investments in Valley National Bank as regulatory capital. The Company intends to apply to list the shares of Preferred Stock on the New York Stock Exchange. If approved for listing, trading of the Preferred Stock on the New York Stock Exchange is expected to commence within 30 days after the shares are first issued. The offerings are expected to close on June 19, 2015, subject to customary closing conditions.

Sandler O’Neill & Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and Deutsche Bank Securities Inc. are acting as joint book-running managers for the Notes offering. Sandler O’Neill & Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and RBC Capital Markets are acting as joint book-running managers for the Preferred Stock offering.

The Notes and the Preferred Stock will be issued pursuant to an effective shelf registration statement (File No. 333-202916) (including base prospectus) and, in each case, a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”), and a final prospectus supplement to be filed with the SEC.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the Notes offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained from: Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor,

1455 Valley Road, Wayne, NJ 07470	phone: 973-305-3380	www.valleynationalbank.com

New York, New York 10020, Attn: Syndicate Operations, Telephone Number: 1-866-805-4128; Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, 1-800-966-1559; and Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attn: Prospectus Group, 1-800-503-4611.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the Preferred Stock offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained from: Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attn: Syndicate Operations, Telephone Number: 1-866-805-4128; Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, 1-800-966-1559; and RBC Capital Markets, LLC at Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Investment Grade Syndicate Desk, telephone: 866-375-6829, or by email at rbcnyfixedincomeprospectus@rbccm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes or the Preferred Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes or the Preferred Stock is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
About Valley
Valley National Bancorp is a regional bank holding company headquartered in Wayne, New Jersey with approximately $19 billion in assets. Its principal subsidiary, Valley National Bank, currently operates 224 branch locations throughout northern and central New Jersey, the New York City boroughs of Manhattan, Brooklyn, Queens and Long Island, and southeast and central Florida. Valley National Bank is one of the largest commercial banks headquartered in New Jersey and is committed to providing the most convenient service, the latest in product innovations and an experienced and knowledgeable staff with a high priority on friendly customer service 24 hours a day, 7 days a week. For more information about Valley National Bank and its products and services, please visit www.valleynationalbank.com or call our 24/7 Customer Service Center at 800-522-4100.

Forward Looking Statements
This document contains and incorporates by reference certain forward-looking statements regarding our financial condition, results of operations and business. These statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations.
You may identify these statements by looking for:

•	forward-looking terminology, like “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” or “anticipate;”

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•	expressions of confidence like “strong” or “on-going;” or

•	similar statements or variations of those terms.
These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate because of, among others, the following possibilities:

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failure to obtain shareholder or regulatory approval for our merger with CNLBancshares, Inc. (“CNL”) or to satisfy other conditions to the merger (the “Merger”) on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the Merger;

•	adverse reaction to the Merger by CNL’s customers or employees;

•	the diversion of management’s time on issues relating to the Merger;

•	the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated;

•	changes in the estimate of non-recurring charges;

•	costs or difficulties relating to integration matters might be greater than expected;

•	material adverse changes in our operations or earnings;

•	a severe decline in the general economic conditions of New Jersey, the New York Metropolitan area or Florida;

•	unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities;

•	less than expected cost savings from long-term borrowings that mature from 2015 to 2018;

•	government intervention in the U.S. financial system and the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve;

•	claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters;

•	higher than expected loan losses within one or more segments of our loan portfolio;

•	declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities;

•	unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors;

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•	unanticipated credit deterioration in our loan portfolio;

•	unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events;

•	higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law;

•	an unexpected decline in real estate values within our market areas;

•	higher than expected FDIC insurance assessments;

•	the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships;

•	lack of liquidity to fund our various cash obligations;

•	unanticipated reduction in our deposit base;

•	potential acquisitions that may disrupt our business;

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legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model;

•	changes in accounting policies or accounting standards;

•	our inability to promptly adapt to technological changes;

•	our internal controls and procedures may not be adequate to prevent losses;

•	the inability to realize expected revenue synergies from the 1st United Bancorp, Inc. (“1st United”) merger in the amounts or in the timeframe anticipated;

•	inability to retain customers and employees, including those of 1st United;

•	lower than expected cash flows from purchased credit-impaired loans;

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cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems;

•	future goodwill impairment due to changes in our business, changes in market conditions, or other factors; and

•	other unexpected material adverse changes in our operations or earnings.

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A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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